UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2019
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

DSW Inc.
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 2.02 Results of Operations and Financial Condition.
On March 19, 2019, Designer Brands Inc. (formerly known as DSW Inc.) (the “Company”) issued a press release regarding its consolidated financial results for the fourth quarter and fiscal year ended February 2, 2019. A copy of the press release announcing these financial results is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 19, 2019, the Company filed a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Ohio to amend Article FIRST of its Amended and Restated Articles of Incorporation to change its corporate name to “Designer Brands Inc.” The Certificate of Amendment was approved by the Company’s Board of Directors pursuant to Ohio Revised Code § 1701.70(B)(6). The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
In connection with its name change, at the opening of trading on April 2, 2019, the Company’s shares of common stock will begin trading on the New York Stock Exchange under its new ticker symbol “DBI” and will cease trading under the ticker symbol “DSW.” Also in connection with the name change, effective as of March 19, 2019, the corporate website of the Company can be found at www.designerbrands.com.
A copy of the press release announcing the Company’s name change is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
Item 8.01 Other Events.
The press release attached hereto as Exhibit 99.1 also announced that the Company’s Board of Directors declared a dividend of $0.25 per share, to be paid on April 12, 2019 to shareholders of record at the close of business on April 1, 2019. Subject to the note relating to the press release contained in Item 2.02 of this Current Report on Form 8-K, the press release is attached as Exhibit 99.1 hereto and the description of the dividend is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation of Designer Brands Inc., effective March 19, 2019.
99.1	Press Release of Designer Brands Inc., dated March 19, 2019, regarding the Company's financial results and dividend.
99.2	Press Release of Designer Brands Inc., dated March 19, 2019, regarding the Company's name change.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW Inc.
		By:	/s/Michelle C. Krall
		Name:	Michelle C. Krall
		Title:	Senior Vice President, General Counsel, and Secretary
Date:	March 19, 2019